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Account No(s)
291900

Customer's Name
Nur Macroprinters Ltd.


                                                                  Date: 25/12/00


To
Bank Hapoalim B.M.
Beilinson Branch

Dear Sir:

Re: Application for Provision of credit -- according to my Letter of Undertaking (in Hebrew) signed by me on the 29 day of December 1998 as amended on ______ in your favour.

-------------------------------------------------------------------------------

I hereby request that you provide me in my account with you No. 291900 (hereinafter "the Account") with Credit in United States Dollars (hereinafter "the Currency of the Credit") in the amount of $5,000,000 (Five Million United States Dollars) (hereinafter: "the Credit").

The provision of the Credit to the Account shall be treated by me as your agreement for the granting of the Credit in accordance with the terms and provisions set forth in the above Letter of Undertaking and the special conditions set forth below:

1. Date of Provision of the Credit 27/12/00

2. Terms for Repayment of the Credit

     The Credit will be repaid in the currency of the credit as follows --

     a) $2,500,000 (Two Million Five Hundred Thousand United States Dollars) of the credit in one lump sum due and payable on 27/11/03

     b) $416,666.67 (Four Hundred Sixteen Thousand Six Hundred Sixty Six and 67/00 United States Dollars) of the Credit in 6 (six) instalments paid every 3 (three) months, commencing on 27/0/02 and ending 27/12/03.

3. Interest

        3.01 I shall pay interest to the Bank as calculated by the Bank on the balance of the principal amount of the Credit outstanding from time







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              to time as of the Date of Provision of the Credit at a rate
              (hereinafter called -- "the Interest Rate") which shall be 0.7% per annum in excess of the London Interbank offered Rate (as defined below).

        3.02 For the purpose of determiningg the Interest Rate from time to time applicable to the Credit the following definitions and provisions shall apply:

              "London Interbank Offered Rate" means the rate of interest determined by the Bank as the rate at which deposits in the currency of the Credit are offered to the Bank on the Determination Date (as defined below) (rounded up, if necessary to the nearest whole multiple of 1/8%) in the London Interbank market for an amount or amounts corresponding to the respective amount of the Credit and for periods corresponding to the respective Interest Period (as defined below).

              "Determination Date" means, with reference to any Interest Period (as defined below), two Business Days preceding the commencement of the respective Interest Period (as defined below).

        3.03 The Interest Rate in respect of the Credit shall be determined by the Bank every three months in advance of the Determination Date by reference to the respective London Interbank Offered Rate applied by the Bank to the respective period, and the amount of interest shall be calculated on the balance of the Credit from time to time outstanding during such period. (Each such period hereinafter called an "Interest Period").

        3.04 Interest shall be paid by me to the Bank for each Interest Period in the currency of the Credit calculated according to the Interest Rate, such interest to accrue on the balance of the principal amount of the Credit outstanding from time to time, from commencement of the current Interest Period up to the end of the respective Interest Period, on the last day of each Interest Period ("Payment Date").

        3.05 The interest shall be computed on the basis of the actual number of calendar days elapsed divided by 360.

4. Prepayment

        I may prepay the Credit on the last Business Day of each Interest Period without any premium or penalty upon giving at least one day's prior written notice to the Bank and provided that such prepayment shall occur on the next Payment Date.

5. General

        5.1 If any payment due by me hereunder following the provision of the Credit falls due on a day which is not a Business Day (as defined








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              below) such payment shall be made on the next day which is a
              Business Day (as defined below) unless it would thereby be made in the next calendar month, in which case such payment will be made on the immediately preceding Business Day (as defined below).

        5.2 Where any instalment on account of the Credit falls due in a calendar month in which any Interest Period ends, the due date of said instalment shall, if necessary, be deferred to the last day of said interest Preiod so as to ensure that the due date of payment on account of the Credit and the due date for payment of interest in any such case are one and the same.

        5.3 For the purposes hereof "Business Day" means a day on which banks in Tel Aviv, London and the country in which the currency of the Credit is legal tender are open to the public and on which transactions in the currency of the Credit may be effected.

6. The headings are only indicative and are not to be used in construing this Application for Provision of Credit.

7. The provisions herein contained are in addition to those contained in the said Letter of Undertaking, but in case of conflict between them, provisions herein contained shall prevail. Subject thereto, all the terms defined herein bear the same meaning as in the said Letter of Undertaking.

IN WITNESS WHEREOF I HAVE SIGNED:


                                                          NUR Macroprinters Ltd.

                                                               [ILLEGIBLE]
                                                          ---------------------
                                                          NUR Macroprinters Ltd.




I Neta Bloch Adv. hereby confirm that Mr. Hilel Kremer and Mr. Erez Shachar signed the above Application and that they were duly authorised by Nur Macroprinters Ltd, (the "Company") to sign on the Company's behalf this Application.


                                                               Neta Bloch
                                                          ---------------------










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Account No(s)


Customer's Name
Nur Macroprinters Ltd.


                                                                   Date: 28/6/00

To
Bank Hapoalim B.M.
Beilinson Branch

Dear Sir:

Re: Application for Provision of credit -- according to my Letter of Undertaking (in Hebrew) signed by me on the 29 day of December 1998 as amended on 28/6/00 in your favour.

-------------------------------------------------------------------------------

I hereby request that you provide me in my account with you No. 291900 (hereinafter "the Account") with Credit in United States Dollars (hereinafter "the Currency of the Credit") in the amount of 15,000,000 (Fifteen Million United States Dollars) (hereinafter: "the Credit").

The provision of the Credit to the Account shall be treated by me as your agreement for the granting of the Credit in accordance with the terms and provisions set forth in the above Letter of Undertaking and the special conditions set forth below:

1. Date of Provision of the Credit 3/7/00

2. Terms for Repayment of the Credit

     The Credit will be repaid in the currency of the credit as follows --

     a) $7,500,000 (Seven Million and Five Hundred Thousand United States Dollars) of the credit in one lump sum due and payable on 2/7/2003

     b) $7,500,000 (Seven Million and Five Hundred Thousand United States Dollars) of the Credit in 8 (eight) instalments paid every 3 (three) months, commencing on 2/7/02 and ending on 2/7/03.

3. Interest

        3.01 I shall pay interest to the Bank as calculated by the Bank on the balance of the principal amount of the Credit outstanding from time to time as of the Date of Provision of the Credit at a rate (hereinafter








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              called -- "the Interest Rate") which shall be 0.85% per annum in excess of the London Interbank offered Rate (as defined below).

        3.02 For the purpose of determiningg the Interest Rate from time to time applicable to the Credit the following definitions and provisions shall apply:

              "London Interbank Offered Rate" means the rate of interest determined by the Bank as the rate at which deposits in the currency of the Credit are offered to the Bank on the Determination Date (as defined below) (rounded up, if necessary to the nearest whole multiple of 1/8%) in the London Interbank market for an amount or amounts corresponding to the respective amount of the Credit and for periods corresponding to the respective Interest Period (as defined below).

              "Determination Date" means, with reference to any Interest Period (as defined below), two Business Days preceding the commencement of the respective Interest Period (as defined below).

        3.03 The Interest Rate in respect of the Credit shall be determined by the Bank every three months in advance of the Determination Date by reference to the respective London Interbank Offered Rate applied by the Bank to the respective period, and the amount of interest shall be calculated on the balance of the Credit from time to time outstanding during such period. (Each such period hereinafter called an "Interest Period").

        3.04 Interest shall be paid by me to the Bank for each Interest Period in the currency of the Credit calculated according to the Interest Rate, such interest to accrue on the balance of the principal amount of the Credit outstanding from time to time, from commencement of the current Interest Preiod up to the end of the respective Interest Period, on the last day of each Interest Period ("Payment Date").

        3.05 The interest shall be computed on the basis of the actual number of calendar days elapsed divided by 360.

4. Prepayment

        I may prepay the Credit on the last Business Day of each Interest Period without any premium or penalty upon giving at least one day's prior written notice to the Bank and provided that such prepayment shall occur on the next Payment Date.

5. General

        5.1 If any payment due by me hereunder following the provision of the Credit falls due on a day which is not a Business Day (as defined below) such payment shall be made on the next day which is a Business Day (as defined below) unless it would thereby be made in








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              the next calendar month, in which case payment will be made on the immediately preceding Business Day (as defined below).

        5.2 Where any instalment on account of the Credit falls due in a calendar month in which any Interest Period ends, the due date of said instalment shall, if necessary, be deferred to the last day of said interest Period so as to ensure that the due date of payment on account of the Credit and the due date for payment of interest in any such case are one and the same.

        5.3 For the purposes hereof "Business Day" means a day on which banks in Tel Aviv, London and the country in which the currency of the Credit is legal tender are open to the public and on which transactions in the currency of the Credit may be offered.

6. The heading are only indicative and are not to be used in construing this Application for Provision of Credit.

7. The provisions herein contained are in addition to those contained in the said Letter of Undertaking, but in case of conflict between them, provisions herein contained shall prevail. Subject thereto, all the terms defined herein bear the same meaning as in the said Letter of Undertaking.

IN WITNESS WHEREOF I HAVE SIGNED:


                                                          NUR Macroprinters Ltd.

                                                               [ILLEGIBLE]
                                                          ---------------------
                                                          NUR Macroprinters Ltd.




I Neta Bloch Adv. hereby confirm that Mr. [Illegible] signed the above Application and that he was duly authorised by Nur Macroprinters Ltd, (the "Company") to sign on the Company's behalf this Application.


                                                          ---------------------
                                                               Neta Bloch
                                                               R.N. 19232